Exhibit 99.2

FORM OF NOTICE OF GUARANTEED DELIVERY

FOR

WARRANTS CERTIFICATES

ISSUED BY

STEREOTAXIS, INC.

Instructions for using this form

This form, or one substantially equivalent hereto, must be used to exercise the subscription warrants (the “Warrants”) pursuant to the warrants offering (the “Warrants Offering”) as described in the prospectus supplement dated September 4, 2015 (the “Prospectus”) of Stereotaxis, Inc., a Delaware corporation (“Stereotaxis”), if a holder of Warrants cannot deliver the certificate(s) evidencing the Warrants (the “Warrants Certificate(s)”), to the warrants agent listed below (the “Warrants Agent”) prior to 5:00 p.m., New York City time, on September 30, 2015, (as it may be extended, the “Expiration Time”). Such form must be delivered by hand or sent by telegram, first class mail or overnight courier to the Warrants Agent, and must be received by the Warrants Agent prior to the Expiration Time. See “The Warrants Offering—Method of Exercising Warrants” in the Prospectus.

Each whole Warrant allows the holder thereof to purchase one share of common stock at a price of $1.10 per share for each whole share of Stereotaxis common stock owned by such holder as of 5:00 p.m., New York City time, on September 9, 2015 (the “Record Date”). Each Warrant also entitles the holder to an over-subscription privilege subject to certain limitations and subject to allotment, to purchase a portion of the unsubscribed shares of Stereotaxis common stock at the same subscription price of $1.10 per share.

Payment of the Subscription Price of $1.10 per full share of common stock subscribed for upon exercise of such Warrants must be received by the Warrants Agent in the manner specified in the Prospectus prior to the Expiration Time even if the Warrants Certificate(s) evidencing such Warrants is (are) being delivered pursuant to the Guaranteed Delivery Procedures thereof. See “The Warrants Offering—Method of Exercising Warrants” in the Prospectus.

The address of the Warrants Agent is as follows:

By hand or overnight courier:

Broadridge Corporate Issuer Solutions, Inc.

Attn: BCIS IWS

51 Mercedes Way

Edgewood, NY 11717

By mail:*

Broadridge Corporate Issuer Solutions, Inc.

Attn: Re-Organization Dept., P.O. Box 1317

Brentwood, NY 11717.

*	If your chosen delivery method is USPS Priority Mail or USPS Registered Mail, you must utilize the overnight courier address.

If you have any questions, require assistance regarding the method of exercising Warrants or require additional copies of relevant documents, please contact the Warrants Agent at (855) 300-4994.

Delivery of this instrument to an address other than as set forth above does not constitute a valid delivery

Ladies and Gentlemen:

The undersigned hereby represents that the undersigned is the holder of one or more Warrants Certificate(s) representing Warrant(s) and that such Warrants Certificate(s) cannot be delivered to the Warrants Agent prior to the Expiration Time. Upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the undersigned hereby elects to (i) exercise the Warrants to subscribe for              share(s) of Common Stock with respect to each of the Warrants represented by such Warrants Certificate(s), subject to availability and allocation as described in the Prospectus, and (ii) exercise its over-subscription privilege for              shares(s) of Common Stock with respect to each of the Warrants represented by the Warrants Certificate(s), subject to certain limitations and allotments (and acknowledging that such over-subscription privilege may only be exercised to the extent that the undersigned has fully exercised the Warrants represented by the Warrants Certificates(s)).

The undersigned understands that payment of the Subscription Price of $1.10 per full share of Common Stock subscribed for pursuant to the Warrants (and the over-subscription privilege, if applicable) must be received by the Warrants Agent prior to the Expiration Time, and represents that such payment, in the aggregate amount of $ either (check appropriate box):

•	is being delivered to the Warrants Agent herewith

or

•	has been delivered separately to the Warrants Agent in the manner set forth below (check appropriate box and complete information relating thereto):

•	Wire transfer of funds

    Name of transferor institution:

    Date of transfer:

    Confirmation number (if available) :

•	Uncertified check (Payment by uncertified check will not be deemed to have been received by the Warrants Agent until such check has cleared. Holders paying by such means are urged to make payment sufficiently in advance of the Expiration Time to ensure that such payment clears by such date.)

•	Certified check

•	Bank draft (cashier’s check)

•	Money order

    Name of maker:

•	Date of check, draft or money order:

    Check, draft or money order number:

    Bank on which check is drawn or issuer or money order:

Signature(s)	Address

Names

(Please type or print) Warrants Certificate No(s). (if available)	Area Code and Tel. No.(s)

GUARANTEE OF DELIVERY

(Not to Be Used for Warrants Certificate Signature Guarantee)

The undersigned, a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, or a commercial bank or trust company having an office or correspondent in the United States, or a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program, pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, guarantees that the undersigned will deliver to the Warrants Agent the certificates representing the Warrants being exercised hereby, with any required signature guarantee and any other required documents, all within three (3) business days after the date hereof.

Dated:

(Address)	(Name of Firm)

(Area Code and Telephone Number)	(Authorized Signature)

The institution that completes this form must communicate the guarantee to the Warrants Agent and must deliver the Warrants Certificate(s) to the Warrants Agent within the time period shown in this prospectus. Failure to do so could result in a financial loss to such institution.